SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES

Deutsche Intermediate Tax/AMT Free Fund
Effective August 1, 2017, the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index will replace the Bloomberg Barclays 7-Year Municipal Bond Index as the fund’s primary comparative index. The Advisor believes that the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index more closely represents the fund’s duration and maturity profile, and is more suitable for performance comparison.
Please Retain This Supplement for Future Reference
July 25, 2017
PROSTKR-908